UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2011

THE VALSPAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3011	36-2443580
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 – 3rd Avenue South, Minneapolis, Minnesota		55402
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (612) 851-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On February 17, 2011, The Valspar Corporation (the “Corporation”) held its Annual Meeting of Stockholders, at which the following items were voted upon:

(1)     Election of Three Directors (Class I):

Nominee	For	Withheld	Broker Non-Vote
Ian R. Friendly	79,566,870	2,906,872	7,047,315
Janel S. Haugarth	80,126,842	2,346,900	7,047,315
William L. Mansfield	76,362,558	6,111,184	7,047,315

(2)     Advisory vote on the Corporation’s executive compensation:

For	Against	Abstain	Broker Non-Vote
73,977,420	7,827,148	669,174	7,047,315

(3)     Advisory vote on the frequency for stockholders’ advisory vote on the Corporation’s executive compensation:

3 Years	2 Years	1 Year	Abstain	Broker Non-Vote
36,225,393	1,568,738	43,404,255	1,275,356	7,047,315

(4)     Ratification of the appointment of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for the fiscal year ended October 28, 2011:

For	Against	Abstain	Broker Non-Vote
85,822,784	3,390,413	307,860	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE VALSPAR CORPORATION

Dated: February 23, 2011	/s/ Rolf Engh
	Name:	Rolf Engh
	Title:	Secretary